UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2010
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

19100 Ridgewood Parkway San Antonio, Texas (Address of principal executive offices)	78259-1828 (Zip Code)
(210) 626-6000
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective June 9, 2010, Tesoro Corporation (the “Company”) entered into an agreement with Everett D. Lewis, Executive Vice President & Chief Operating Officer that will provide Mr. Lewis with a $400,000 special cash retention bonus as an incentive for his continued service to the Company through January 31, 2011 (“Retention Period”). If Mr. Lewis does not remain employed through the end of the Retention Period the retention bonus will be forfeited.
The foregoing description of the Agreement is qualified in its entirety by the text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Tesoro Corporation (the “Company”) was held on June 4, 2010. There were 141,604,494 shares of common stock entitled to be voted, and 110,360,591 shares present in person or by proxy, at the Annual Meeting.
Two items of business were acted upon by stockholders at the Annual Meeting. The voting results are as follows:
1.	Election of Directors.
Stockholders elected all of the Company’s nominees for Director for one-year terms expiring on the date of the Annual Meeting in 2011.

		Votes
Name	Votes For	Withheld	Broker Non-Votes
Rodney F. Chase	73,997,582	7,637,512	28,725,497
Gregory J. Goff	79,061,258	2,572,936	28,725,497
Robert W. Goldman	79,041,632	2,592,562	28,725,497
Steven H. Grapstein	78,664,627	2,969,567	28,725,497
William J. Johnson	60,940,447	20,693,747	28,725,497
J. W. Nokes	61,570,535	20,063,659	28,725,497
Donald H. Schmude	79,083,046	2,551,148	28,725,497
Michael E. Wiley	61,592,043	20,042,151	28,725,497
2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,410,837	746,915	202,839	0
9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Retention Employment Agreement between Tesoro and Everett D. Lewis dated as of June 9, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 10, 2010

TESORO CORPORATION
By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Executive Vice President, General Counsel and Secretary

Index to Exhibits

Index No.	Description

10.1	Retention Employment Agreement between Tesoro and Everett D. Lewis dated as of June 9, 2010.

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